                                  Exhibit 3(i)

                          Certificate of Incorporation
                           of Registrant, as Amended

                                                                   EXHIBIT 3(i)

                [State of Delaware Office of Secretary of State]

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF
DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF CERTIFICATE OF INCORPORATION OF THE CARE GROUP, INC. FILED IN THIS OFFICE ON THE THIRD DAY OF FEBRUARY, A.D. 1989, AT 9 O'CLOCK A.M.

                               * * * * * * * * *


















[SEAL]                          _________________________________________
                                 Michael Harkins, Secretary of State


911895213                       AUTHENTICATION: *3102292
                                DATE:  07/08/1991

                          CERTIFICATE OF INCORPORATION
                                       OF
                              THE CARE GROUP, INC.

      The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, do hereby set forth as follows:

         FIRST: The name of the corporation is

                             THE CARE GROUP, INC.

         SECOND: The address of the initial registered and principal office of this corporation in this state is c/o United Corporate Services, Inc., 410 South State Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.

         FOURTH: The corporation shall be authorized to issue the following shares:

                 Class          Number of Shares          Par Value
                 -----          ----------------          ---------
                COMMON               3,000                  NONE


         FIFTH: The name and address of the incorporator are as follows:

NAME                               ADDRESS
----                               -------
Ray A. Barr                        9 East 40th Street
                                   New York, New York  10016


         SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

         (1) The number of directors of the corporation shall be such as from time to time shall be fixed by or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

         (2) The Board of Directors shall have power without the assent or vote of the stockholders:

                  (a) To make, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

                  (b) To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.


         (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.


         (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.



         SEVENTH: No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware

General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.

         EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

         IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this second day of February, 1989.

                            -----------------------------------------
                                     Ray A. Barr, Incorporator

                [State of Delaware Office of Secretary of State]

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF CHANGE OF ADDRESS OF REGISTERED AGENT AS IT APPLIES TO "THE CARE GROUP, INC." AS RECEIVED AND FILED IN THIS OFFICE ON THE SIXTH DAY OF MARCH, A.D. 1989, AT 8:30 O'CLOCK A.M.

                               * * * * * * * * *




























[SEAL]                         _________________________________________
                                Michael Harkins, Secretary of State


911895213                      AUTHENTICATION:  *3102288

                               DATE:  07/08/1991

                     REGISTERED OFFICE AND REGISTERED AGENT
                                       OF
                        UNITED CORPORATE SERVICES, INC.
            Pursuant to Section 134 of Title 8 of the Delaware Code

To:      DEPARTMENT OF STATE
         Division of Corporations
         Townsend Building
         Dover, Delaware  19901
                  Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporation for which it is registered agent, hereby certifies that:

                  1. The name of the registered agent is UNITED CORPORATE SERVICES, INC.

                  2.       The address of the old registered office was:
                                    410 South State Street
                                    County of Kent
                                    Dover, Delaware 19901

                  3. The address to which the registered office is to be changed is:
                                    15 East North Street
                                    County of Kent
                                    Dover, Delaware 19901

                  4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof reference.

                  5. The new address will be effective upon filing of this document.

                  IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its President and Secretary this 6th day of March, A.D. 1989.

                              UNITED CORPORATE SERVICES, INC.

                             ---------------------------------------
                              Ray A. Barr, President
ATTEST

------------------------

                [State of Delaware Office of Secretary of State]

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT BEFORE PAYMENT FOR STOCK OF THE CARE GROUP, INC. FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF MARCH, A.D. 1989, AT 9 O'CLOCK A.M.

                               * * * * * * * * *
















                              -----------------------------------------
[SEAL]                        Michael Harkins, Secretary of State


911895213                     AUTHENTICATION:  *3102283
                              DATE:  07/08/1991

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              THE CARE GROUP, INC.

           The undersigned, being a majority of the directors of The
Care Group, Inc., a Delaware corporation (the "Corporation"), hereby certify and set forth:

                  1. The name of the corporation is THE CARE GROUP, INC. The name under which the Corporation was formed is THE CARE GROUP, INC.

                  2. The Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 3, 1989.

                  3.       Paragraph FOURTH of the Certificate of
Incorporation is hereby amended in its entirety to read:

                  "FOURTH: The Corporation shall be authorized to issue the following shares:


CLASS                    Number of Shares                       Par Value
-----                    ----------------                       ---------
Common                   15,000,000                              $.001

Preferred                 1,000,000                              $.001


                  The Preferred Stock is to be issued in one or more series as determined by the Corporation's Board of Directors in which the designations, powers, preferences, justifications, limitations, restrictions and relative, optional, conversion and other special rights of the shares of Preferred Stock contained in each such series shall be as fixed by the Board of Directors of the

                  Corporation (authority to do so being hereby expressly granted) and stated and expressed in a resolution or resolutions for the issuance of the shares of Preferred Stock contained in such series."

     4. The Corporation has not received any payment for any of its stock, and this amendment to the Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this 22nd day of March, 1989.

Sworn to before me this 22nd day of
March, 1989                                 ----------------------------------
                                            Ann T. Mittasch, Director

----------------------------------
Notary Public



Sworn to before me this 22nd day of
March, 1989                                  ----------------------------------
                                             Gilda G. Schechter, Director

----------------------------------
Notary Public

                [State of Delaware Office of Secretary of State]

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT BEFORE PAYMENT FOR STOCK OF THE CARE GROUP, INC. FILED IN THIS OFFICE ON THE FOURTH DAY OF MAY, A.D. 2989, AT 9 O'CLOCK A.M.

                               * * * * * * * * *













[SEAL]                           _________________________________________
                                  Michael Harkins, Secretary of State


911895213                        AUTHENTICATION:  *3102281
                                 DATE:  07/08/1991

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              THE CARE GROUP, INC.

     The undersigned, being the Executive Vice President of The Care Group, Inc., a Delaware corporation (the "Corporation"), hereby certifies and sets forth:

     1. The name of the corporation is THE CARE GROUP, INC. The name under which the Corporation was formed is THE CARE GROUP, INC.

     2. The Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 3, 1989.

     3. Paragraph (2)(a) of Article SIXTH of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

                  "(a) To make, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount of capital stock of the Corporation to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

     4. A new ARTICLE TENTH is hereby added to the Certificate of Incorporation which shall read in its entirety as follows:

                  "No person or group as defined in Rule 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange
                  Act), may, after May 15, 1989, acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 10% or more of any class of equity securities of the Corporation without the prior written consent of all state health regulatory agencies or state health commissions governing the Corporation's activities that require such consent, including the New York State Department of Health and the District of Columbia State Health Planning and Development Agency. The requirements of this Article TENTH apply to neither (i) persons who beneficially owned (as defined in rule 13d-3 under the Exchange Act) more than 10% of any class of the Corporation's equity securities prior to May 15, 1989, nor (ii) securities held by broker-dealers registered under Section 15 of the Exchange Act solely for bona fide market making purposes."

         This amendment to the Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 3rd day of May, 1989.
                                             /s/ Gilda G. Schecter
                                            -----------------------
                                                Gilda G. Schechter
                                            Executive Vice President


ATTEST:

/s/ Randolph J. Mittasch
----------------------------------
 Randolph J. Mittasch, Secretary

                [State of Delaware Office of Secretary of State]



                  I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF CORRECTION OF THE CARE GROUP, INC. FILED
IN THIS OFFICE ON THE TWELFTH DAY OF DULY, A.D. 1989, AT 9 O'CLOCK
A.M.
                              * * * * * * * * * *










[SEAL]                                       /s/ Michael Harkins
                                           -----------------------------------
                                           Michael Harkins, Secretary of State

751189306                                  AUTHENTICATION:  *3102621

                                               DATE:  07/08/1991

                           CERTIFICATE OF CORRECTION
                                      OF
                           CERTIFICATE OF AMENDMENT
                                      OF
                             THE CARE GROUP, INC.

         The undersigned, being the President of The Care Group, Inc. a Delaware corporation (the "Corporation"), hereby certifies and sets forth:

         1. The name of the corporation is THE CARE GROUP, INC. the name under which the Corporation was formed is THE CARE GROUP, INC.

         2. On May 4, 1984, the Corporation filed an amendment (the "Amendment") to its Certificate of Incorporation which is inaccurate in the following two respects:

                  (a) The phrase "Rule 13(d)(3)" that appears in ARTICLE TENTH of the Certificate of Incorporation, which Article is set forth in paragraph 4 of the Amendment, should read "Section 13(d)(3)." Accordingly, paragraph 4 of the Amendment, as corrected, reads in its entirety as follows:

                  A new ARTICLE TENTH is hereby added to the Certificate of Incorporation which shall read in its entirety as follows:

                  "No person or group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may, after May 15, 1989, acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 10% or more of any class of equity securities of the Corporation without the prior written consent of all state health regulatory agencies or state health commissions governing the Corporation's activities that require such consent, including the New York State Department of Health Planning and

                  Development Agency. The requirements of this Article TENTH apply to neither (i) persons who beneficially owned as defined in Rule 13d-3 under the Exchange Act) more than 10% of any class of the Corporation's equity securities prior to May 15, 1989, nor (ii) securities held by broker-dealers registered under Section 15 of the Exchange Act solely for bona fide market making purposes."

                  (b) The Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, not Section 241 as the Amendment's adoption clause currently states. Accordingly, the Amendment's adoption clause, as corrected, reads in its entirety as follows:

                           This amendment to the Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware."

                  This Certificate of Correction was duly adopted in accordance with the provisions of Section 103(f) of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate this 11th day of July, 1989.

                                                       /s/ Ann T. Mittasch
                                                     --------------------------
                                                     Ann T. Mittasch, President



ATTEST:


  /s/ Randolph J. Mittasch
--------------------------
Randolph J. Mittasch,
Secretary

                               STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE
                     -----------------------------------


         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF THE CARE GROUP, INC., A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING WINDSOR INTERNATIONAL AGENCIES, INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIRST DAY OF JULY, A.D. 1991, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.


                              * * * * * * * * * *

[SEAL]                                        /s/ Michael Harkins
                                            -----------------------------------
                                            Michael Harkins, Secretary of State


751189307                                   AUTHENTICATION:  *3102622

                                                     DATE:  07/08/1991

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                      OF

                     WINDSOR INTERNATIONAL AGENCIES, INC.
                           (a New York corporation)

                                     into

                             The Care Group, Inc.
                           (a Delaware corporation)


It is hereby certified that:

         1. The Care Group, Inc. (the "Corporation") is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all of the outstanding shares of Windsor International Agencies, Inc. ("Windsor"), which is a business corporation of the State of New York.

         3. The laws of the jurisdiction of organization of Windsor permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

         4. The Corporation hereby merges Windsor into the Corporation.

         5. The following is a copy of the resolutions adopted on June 20, 1991 by the Board of Directors of the Corporation to merge Windsor into the
Corporation:

                  RESOLVED, that Windsor be merged into the Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Windsor be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Windsor in its name; and be it further

                  RESOLVED, that the Corporation assume all of the obligations of Windsor; and be it further

                  RESOLVED, that the Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of New York, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of Windsor and of this Corporation and in any other appropriate jurisdiction; and be it further

                  RESOLVED, that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions shall be July 1, 1991, and that, insofar as the General Corporation Law of the State of Delaware shall govern the time, said time shall be the effective merger time.

Executed on June 25, 1991

                                             THE CARE GROUP, INC.



                                             By:  /s/ Ann T. Mittasch
                                                --------------------------
                                                Ann T. Mittasch,
                                                President



ATTEST:



 /s/ Randolph J. Mittasch
-------------------------
Randolph J. Mittasch,
Secretary

                               STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE
                     -------------------------------------


         I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE CARE GROUP, INC.," FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF JULY, A.D. 1992, AT 9 O'CLOCK A.M.

                              * * * * * * * * * *






                               [SEAL]    /s/ William T. Quillan
                                         --------------------------------------
                                         William T. Quillen, Secretary of State


                                  AUTHENTICATION:  /s/ M. Magrusen

                                              DATE:    06/14/1993

                               STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE
                      -----------------------------------


         I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE CARE GROUP, INC." FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JANUARY, A.D. 1992, AT 9 O'CLOCK A.M.

                              * * * * * * * * * *



[SEAL]                                        /s/ Michael Ratchford
                                             ----------------------------------
                                             Secretary of State

920305080
                                             AUTHENTICATION:  *3328454

                                                      DATE:  01/30/1992

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                             THE CARE GROUP, INC.

         It is certified that:

         1. The name of the corporation is THE CARE GROUP, INC.

         2. The Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 3, 1989.

         3. Paragraph FOURTH of the Certificate of Incorporation is hereby amended by increasing the number of shares of Common Stock, par value $.001 per share, that the corporation is authorized to issue from 15,000,000 (fifteen million) shares to 20,000,000 (twenty million) shares. No change is made with respect to the 1,000,000 shares of Preferred Stock, par value $.001 per share.

     This amendment to the Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed and attested this Certificate this 29th day of January, 1992.


                                           /s/ Ann T. Mittasch
                                          ------------------------------
                                          Ann T. Mittasch,
                                          President and Chairman


ATTEST:


/s/ Randolph J. Mittasch
-----------------------------------
Randolph J. Mittasch, Secretary
and Treasurer

                             THE CARE GROUP, INC.


                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                             THE CARE GROUP, INC.


         The undersigned, being the Executive Vice President of The Care Group, Inc., a Delaware corporation (the "Corporation"), hereby certifies and sets forth:

         1. The name of the corporation is THE CARE GROUP, INC. The name under which the Corporation was formed is THE CARE GROUP, INC.

         2. The Certificate of Incorporation was filed in the office of the Secretary of State, of the State of Delaware on February 3, 1989.

         3. A new ARTICLE ELEVENTH is hereby added to the Certificate of Incorporation which shall read in its entirety as follows:

         ELEVENTH: The Board of Directors shall consist of not less than 3 nor more than 7 members, and subject to such limitation the number of directors will be fixed from time to time by the Board of Directors. This Article Eleventh cannot be amended without the affirmative vote of the holders of more than two-thirds of the shares of Common Stock present at a meeting in person or represented by proxy, provided that a quorum is present thereat.

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                             THE CARE GROUP, INC.


         The undersigned, being a majority of the directors of The Care Group, Inc., a Delaware corporation (the "Corporation"), hereby certify and set forth:

         1. The name of the corporation is THE CARE GROUP, INC. The name under which the Corporation was formed is THE CARE GROUP, INC.

         2. The Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 3, 1989.

         3. The certificate of incorporation of the corporation is hereby amended by adding a new ARTICLE TWELFTH to the certificate of incorporation which shall read in its entirety as follows:

                  "12. Directors shall be divided into three classes, Class I, Class II and Class III. The Board of Directors of the Company shall determine into which class each director or nominee is assigned. Each class shall consist of the same number of directors; provided, however that (i) if the directors cannot be divided evenly into three classes, Class III shall consist of one fewer director than Class I and II, and (ii) if there are fewer than five directors, Class I shall consist of one more director than Classes II and III. The members of each class shall be elected for three year terms and until their successors are elected and shall have qualified; provided however, that the first directors to be assigned to Class II initially shall be elected for a term of two years and the first director or directors to be assigned to Class III initially shall be elected for a term of one year. The provisions of this Article TWELVE cannot be amended without the affirmative vote of the holders of more than two-thirds of the shares of Common Stock present at a meeting in person or represented by proxy, provided that a quorum is present thereat."

         4. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         5. The effective time of the amendment herein certified shall be 11:00 a.m. on June 21, 1995.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 15th day of June, 1995.


                                               /s/ Ann T. Mittasch
                                               ---------------------------
                                                Ann T. Mittasch, President


ATTEST:


/s/ Randolph J. Mittasch
-------------------------------
Randolph J. Mittasch, Secretary

                               STATE OF DELAWARE
                       OFFICE OF THE SECRETARY OF STATE
                     ------------------------------------


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE CARE GROUP, INC.", FILED IN THIS OFFICE ON THE SECOND DAY OF AUGUST, A.D. 1995, AT 9 O'CLOCK A.M.

         A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.





















                                             ----------------------------------
                        [SEAL]              Edward J. Freel, Secretary of State

2186394    8100                             AUTHENTICATION:             7595571

950174004                                             DATE:            08-03-95

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                             THE CARE GROUP, INC.


         The undersigned, being a majority of the directors of The Care Group, Inc., a Delaware corporation (the "Corporation"), hereby certify and set forth:

         1. The name of the corporation is THE CARE GROUP, INC. The name under which the Corporation was formed is THE CARE GROUP, INC.

         2. The Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 3, 1989.

         3. The paragraph in Article FOURTH of the Certificate of Incorporation of the Corporation which authorizes the Board of Directors to determine the preferences, powers, designations, rights, qualifications, limitations, and restrictions of the preferred stock is hereby amended in its entirety to read:

         "The Board of Directors is hereby authorized to provide for the issuance of Preferred Stock from time to time in one or more series with such distinctive serial voting powers, designations, preferences, rights, qualifications, limitations, and restrictions of the shares of each such series as the Board of Directors with respect to each such series shall determine, which shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

         (i) the number of shares constituting such series, the par value and the distinctive designation of such series;

         (ii) the extent, if any, to which the shares of such series shall have voting rights;

         (iii) whether dividends, if any, with respect to such series shall be cumulative or noncumulative, the dividend rate or method or determining the dividend rate of such series, and the dates and preferences of dividends on such series;

         (iv) the rights of the shares of such series in the event of voluntary of involuntary liquidation, dissolution, or winding up of the Corporation, or upon any distribution of the Corporation's assets;

         (v) whether the shares of such series shall have conversion privileges and, if so, the terms and conditions of such conversion privileges, including a provision, if any, for adjustment of the conversion rate and for payment of additional amounts by holders of Preferred Stock of such series upon exercise of such conversion privileges;

        (vi) whether or not the shares of such series shall be redeemable, and, if so, the price at and the terms and conditions upon which such shares shall be redeemable, and whether such series shall have a sinking fund for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund; and

       (vii) any other preference and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof.

         The powers, designations, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock shall be determined from time to time by the Board of Directors and shall be stated in a resolution or resolutions thereof providing for the issuance of such Preferred Stock (a "Preferred Stock Designation").

         Except as may be provided by the Board of Directors in a Preferred Stock Designation or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock."

         4. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 25th day of June, 1995.


                                             /s/ Ann T. Mittasch
                                             ----------------------------
                                               Ann T. Mittasch, President


ATTEST:


/s/ Randolph J. Mittasch
--------------------------------
Randolph J. Mittasch, Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                       THE CERTIFICATE OF INCORPORATION

                                      OF

                             THE CARE GROUP, INC.

                       PURSUANT TO SECTIONS 228 AND 242
                          OF THE GENERAL CORPORATION
                         LAW OF THE STATE OF DELAWARE

                          **************************


         The Care Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") DOES HEREBY CERTIFY:

         FIRST: That the first paragraph in Article FOURTH of the Certificate of Incorporation of the Corporation, stating the total number of shares the Corporation is authorized to issue, is hereby amended in its entirety to read:

         "FOURTH: The Corporation shall be authorized to issue the following shares:

          CLASS              Number of Shares              Par Value

          Common                30,000,000                  $0.001

          Preferred              2,000,000                  $0.001"

         SECOND: That the foregoing amendment has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Richard G. Jung, its President and CEO, and Randolph J. Mittasch, its Secretary, this 14th day of November, 1996.


                                          By: /s/ Richard Jung
                                             ---------------------------------
                                              Richard G. Jung, President & CEO


ATTEST:


Randolph Mittasch
-------------------------------
Randolph J. Mittasch, Secretary